PARNASSUS ENDEAVOR FUND

Portfolio of Investments as of March 31, 2020 (unaudited)

Equities	Shares	Market Value ($)
Air Freight & Logistics (9.5%)
Expeditors International of Washington Inc.	1,500,000	100,080,000
FedEx Corp.	1,200,000	145,512,000

		245,592,000
Airlines (3.2%)
Alaska Air Group Inc.	2,900,000	82,563,000

Apparel & Luxury Goods (7.2%)
Hanesbrands Inc.	10,500,000	82,635,000
VF Corp.	1,900,000	102,752,000

		185,387,000
Banks (2.5%)
Bank of America Corp.	3,000,000	63,690,000

Biotechnology (2.0%)
Gilead Sciences Inc.	700,000	52,332,000

Capital Markets (6.4%)
Charles Schwab Corp.	4,950,000	166,419,000

Communications Equipment (6.4%)
Cisco Systems Inc.	4,200,000	165,102,000

Consumer Finance (4.5%)
American Express Co.	800,000	68,488,000
Capital One Financial Corp.	1,000,000	50,420,000

		118,908,000
Health Care Equipment (0.3%)
Hologic Inc. [q]	250,000	8,775,000

Health Care Products (2.1%)
Perrigo Co. plc	1,160,000	55,784,400

Insurance (3.7%)
The Progressive Corp.	1,300,000	95,992,000

Interactive Media & Services (1.5%)
Alphabet Inc., Class A [q]	33,000	38,344,350

IT Services (7.7%)
Alliance Data Systems Corp.	1,372,500	46,184,625
International Business Machine Corp.	800,000	88,744,000
Mastercard Inc., Class A	270,000	65,221,200

		200,149,825
Life Sciences Tools & Services (4.1%)
Agilent Technologies Inc.	1,500,000	107,430,000

Machinery (3.9%)
Cummins Inc.	750,000	101,490,000

Retail (2.8%)
The Gap Inc.	10,500,000	73,920,000

Semiconductor Equipment (25.3%)
Applied Materials Inc.	5,300,000	242,846,000
Lam Research Corp.	500,000	120,000,000
Micron Technology Inc. [q]	6,400,000	269,184,000
QUALCOMM Inc.	350,000	23,677,500

		655,707,500
Technology Hardware (2.5%)
Apple Inc.	260,000	66,115,400

Trading Companies & Distributors (3.3%)
W.W. Grainger Inc.	350,000	86,975,000

Total investment in equities (98.9%) (cost $2,926,067,559)		2,570,676,475

Short-Term Securities	Interest Rate	Maturity Date	Principal Amount ($)	Market Value ($)
Certificates of Deposit (0.0%) α
Providence Bank & Trust	0.50%	02/03/2021	250,000	241,557

Certificates of Deposit Account Registry Service (0.0%) α
CDARS agreement with Beneficial State Bank, dated 03/12/2020 Participating depository institutions: Androscoggin Savings Bank, par 238,500; Primary Bank, par 23,000; Regent Bank, par 238,500; (cost $481,099)	1.20%	03/11/2021	500,000	481,099

Community Development Loans (0.0%) α
Root Capital Loan Fund	1.25%	02/01/2021	100,000	94,967
TMC Development Working Solutions	1.00%	05/25/2020	100,000	99,114

				194,081
Time Deposits (1.1%)
BBH Cash Management Service
BBVA, Madrid	0.15%	04/01/2020	26,573,513	26,573,513

Total short-term securities (1.1%) (cost $27,490,250)				27,490,250

Total securities (99.9%) (cost $2,953,557,809)				2,598,166,725

Other assets and liabilities (0.0%)				660,505

Total net assets (100.0%)				2,598,827,230

q	This security is non-income producing.
α	Market value adjustments have been applied to these securities to reflect potential early withdrawal.
plc	Public Limited Company

The portfolio of investments as of March 31, 2020 has not been audited. This report is provided for the general information of the Fund’s shareholders. For more information regarding the Fund, portfolio holdings and other significant accounting policies, please see the Fund’s most recent prospectus and annual report.

Income Taxes:

At March 31, 2020, the net unrealized appreciation (depreciation) based on the cost of long-term investments of securities for income tax purposes was as follows:

Parnassus Endeavor Fund
Cost of long-term investments	$2,937,090,450

Unrealized appreciation	$251,890,794
Unrealized depreciation	(607,281,878)

Net unrealized depreciation	$(355,391,084)

The Parnassus Endeavor Fund follows Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosure, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. Various inputs are used in determining the value of the Fund’s portfolio of investments. These inputs are summarized in three levels: Level 1 - unadjusted quoted prices in active markets for identical investments, Level 2 – other significant observable inputs (including quoted prices for similar investments) and Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following table summarizes the portfolio’s financial assets as of March 31, 2020, that is valued at fair value on a recurring basis:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities:
Communication Services	$38,344,350	$—	$—	$38,344,350
Consumer Discretionary	259,307,000	—	—	259,307,000
Financials	445,009,000	—	—	445,009,000
Health Care	224,321,400	—	—	224,321,400
Industrials	516,620,000	—	—	516,620,000
Information Technology	1,087,074,725	—	—	1,087,074,725
Short-Term Investments	26,573,513	—	916,737	27,490,250

Total	$2,597,249,988	$—	$916,737	$2,598,166,725

The following table reconciles the valuations of the Fund’s Level 3 investment securities and related transactions as of March 31, 2020:

Certificates of Deposit & Community Development Loans
Balance as of December 31, 2019	$942,266
Discounts/premiums amortization	(25,529)
Purchases	850,000
Sales	(850,000)

Balance as of March 31, 2020	$916,737

Quantitative information about Level 3 fair value measurements:

	Fair Value at			Range
	March 31, 2020	Valuation Technique	Unobservable Input	(Weighted Average)
Certificates of Deposit	$722,656	Liquidity Discount	Discount for Lack of Marketability	4%
Community Development Loans	$194,081	Liquidity Discount	Discount for Lack of Marketability and Probability of Default	6%

The significant unobservable inputs used in fair value measurement of the Fund’s Certificates of Deposit are a discount for lack of marketability. The significant unobservable inputs used in the fair value measurement of the Fund’s Community Development Loans are a discount for lack of marketability and a discount for the probability of default. Significant increases in any of these inputs in isolation would result in a lower fair value measurement. Generally, a change in the assumption used for probability of default should be accompanied by a directionally-similar change in the assumption used for the lack of marketability.

In accordance with procedures established by the Fund’s Trustees, all fair value securities as submitted by the Fund’s treasurer, are reviewed and approved by the Trustees. The Fund’s valuation committee is comprised of Independent Trustees who also comprise the Fund’s audit committee. The committee reviews the methodologies used by the Fund when securities have been identified as being fair valued and include the percentages used when determining liquidity discounts or discounts to be taken for lack of marketability. The Trustees review the changes in fair value measurement and methods used to substantiate the unobservable inputs on a quarterly basis.